EXHIBIT 10.1

SEVENTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS SEVENTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Seventh Amendment”) is made and entered into this 12th day of August, 2019 by and between ANDREA ELECTRONICS CORPORATION (the “Company”), a New York corporation, and DOUGLAS J. ANDREA (the “Executive”).

WHEREAS, the Company and the Executive are parties to an Executive Employment Agreement dated as of August 1, 2014, as amended (collectively with all amendments, the “Agreement”), which provides that the Agreement would terminate on July 31, 2019, unless extended under its terms;

WHEREAS, the Company desires to continue to employ the Executive as the Chief Executive Officer of the Company and the Executive wishes to accept such continued employment under the terms and conditions set forth in the Agreement, as further modified by this Seventh Amendment; and

WHEREAS, the parties desire to extend the term of the Agreement until January 31, 2020, subject to the terms of this Seventh Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Company and the Executive (individually a “Party” and together the “Parties”) agree as follows:

1. Amendment.

The term of the Agreement is hereby extended for the period beginning on August 1, 2019 and ending on January 31, 2020.

2. Ratification.

Except as modified and amended by this Seventh Amendment, the Parties hereto hereby agree and confirm that the Agreement remains in full force and effect.

3. Counterparts.

This Seventh Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the undersigned have executed this Seventh Amendment as of August 12, 2019

ANDREA ELECTRONICS CORPORATION

By:	/s/ Gary A. Jones
Gary A. Jones
Director

By:	/s/ Louis Libin
Louis Libin
Director

By:	/s/ Joseph J. Migliozzi
Joseph J. Migliozzi
Director

By:	/s/ Jonathan D. Spaet
Jonathan D. Spaet
Director

EXECUTIVE

/s/ Douglas J. Andrea
Douglas J. Andrea